Exhibit 10.20

Execution Version

AMENDMENT TO JOINT VENTURE AGREEMENT

THIS AMENDMENT TO JOINT VENTURE AGREEMENT (this "Amendment") is entered into as of February 18, 2008 by and between Manhattan Pharmaceuticals, Inc., a Delaware corporation ("MHA") and Nordic Biotech Venture Fund II K/S, a Danish limited liability partnership ("Nordic").

WITNESSETH:

WHEREAS, MHA and Nordic have entered into a Joint Venture Agreement dated as of January 31, 2008 (as amended from time to time, the "Joint Venture Agreement") by which, among other things, Nordic agrees to contribute capital to a newly formed limited partnership and MHA agrees to assign and contribute certain assets to the newly formed limited partnership (capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Joint Venture Agreement).

WHEREAS, the closing of the transactions contemplated by the Joint Venture Agreement was scheduled to occur on or before February 18, 2008;

WHEREAS, MHA has requested a waiver of the closing condition set forth in Section 2.2(b)(xi) of the Joint Venture Agreement with respect to the requirements of Section 710(b) of the Amex Company Guide of the American Stock Exchange;

WHEREAS, Nordic has agreed to waive such closing condition and amend the date by which the closing must occur to February 25, 2008, solely upon the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. **Amendments.**

(a) Section 2.1 of the Joint Venture Agreement is hereby amended by deleting the phrase "February 18, 2008" and replacing it with "February 25, 2008".

(b) Section 10.1 of the Joint Venture Agreement is hereby amended by deleting the phrase "February 18, 2008" and replacing it with "February 25, 2008".

(c) Section 1 of the Joint Venture Agreement is hereby amended by deleting the definition of the terms "Call Event" and "Trading Market" and replacing them in their entirety with the following:

> "Call Event" means the occurrence of thirty consecutive business days on which the closing sale price of the Common Stock as reported on the Trading Market exceeds ten times the Transaction Price (the "Threshold Price").

"Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market, the OTC Bulletin Board or other recognized exchange or market on which the Common Stock is listed or quoted on the date in question.

(d) Section 4.3 of the Joint Venture Agreement is hereby amended by deleting the term "$2,000,000" and replacing it with the term "$1,500,000".

(e) Section 10.2 of the Joint Venture Agreement is hereby deleted in its entirety and replaced with the following:

"10.2 Fees and Expenses. All fees and expenses incurred by MHA in connection with the transactions contemplated by this Agreement shall be borne by MHA. All fees and expenses incurred by Nordic in connection with the transactions contemplated by this Agreement shall be borne by MHA to the extent that such fees and expenses to do not exceed $140,000, and by Nordic thereafter. Nordic acknowledges that it has received $60,000 from MHA as an advance on fees and expenses. Nordic agrees to submit evidence of additional fees and expenses to MHA in order to request additional advances, and MHA agrees to make such advances for up to an additional $80,000. Nordic is under no obligation to return any portion of any advance made unless the Closing does not occur, in which case Nordic agrees to return to MHA the portion of advances made, if any, in excess of Nordic's actual fees and expenses."

(f) Section 13.1 of Exhibit B to the Joint Venture Agreement is hereby amended by deleting the phrase "5% of Net Sales" and replacing it with the following: "6% of Net Sales".

(g) Section 13.3 of Exhibit B to the Joint Venture Agreement is hereby amended by deleting the second sentence of such section and replacing it with the following: "For the avoidance of doubt, if Nordic's percentage ownership of Partnership Shares decreases from 50% to 20%, the Nordic Royalty shall be reduced from 6% to 2.4% of Net Sales."

(h) The second sentence of Section 8.17 of the Joint Venture Agreement is hereby deleted in its entirety and replaced with the following: "The issuance and sale of the Securities and the Conversion Shares hereunder will not result in the imposition of any fine or monetary penalty against the Company by the Trading Market."

2. Waiver. Nordic hereby waives the condition to closing set forth in Section 2.2(b)(xi) of the Joint Venture Agreement.

3. Representations and Warranties. MHA represents and warrants to Nordic that this Amendment has been duly executed and delivered by MHA and constitutes a legal, valid and binding obligation of MHA enforceable against MHA in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules

of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Nordic represents and warrants to MHA that this Amendment has been duly executed and delivered by Nordic and constitutes a legal, valid and binding obligation of Nordic enforceable against Nordic in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

4. **Ratification**. Except as hereby amended, the Joint Venture Agreement and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect.

5. **Conditions Precedent**. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by each party of a fully-executed counterpart of this Amendment (which may be a facsimile or .pdf copy thereof).

6. **Miscellaneous.**

(a) Entire Agreement. This Amendment and the Joint Venture Agreement contains the entire understanding of the parties hereto and supercedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment and the Joint Venture Agreement, all of which have become merged and finally integrated into the Joint Venture Agreement.

(b) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(c) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof, except to the extent that the application of the General Corporation Law of the State of Delaware is mandatorily applicable. If either party shall commence an action or proceeding to enforce any provision of this Amendment, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts sitting in the state of New York in any action or proceeding arising out of or relating to this Amendment. Each party hereby irrevocably agrees, on behalf of itself and on behalf of such party's successors and permitted assigns, that all claims in respect of such action or proceeding shall be heard and determined in any such court and irrevocably waives any objection such person may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

(f) Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(g) Severability. If any provision of this Amendment is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

MHA:

MANHATTAN PHARMACEUTICALS, INC.

By: M. McG
Name: Michael McGuinness
Title: CFO

NORDIC:

NORDIC BIOTECH VENTURE FUND II K/S

By: s/Florian Schonharting
Name:
Title: Partner

By: s/Christian Hansen
Name:
Title: Partner

1709211.2

Signature Page to Amendment to Joint Venture Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

MHA:

MANHATTAN PHARMACEUTICALS, INC.

By: __________________
Name: __________________
Title: __________________

NORDIC:

NORDIC BIOTECH VENTURE FUND II K/S

By: [signature]
Name: C. Hansen
Title: Partner

By: __________________
Name: __________________
Title: __________________

1709211.2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

MHA:

MANHATTAN PHARMACEUTICALS, INC.

By: ____________________
Name: ____________________
Title: ____________________

NORDIC:

NORDIC BIOTECH VENTURE FUND II K/S

By: ____________________
Name: ____________________
Title: ____________________

By: ____________________
Name: ____________________
Title: ____________________

1709211.4